ACST MSVK-SUP-3 080715

Statement of Additional Information Supplement dated August 7, 2015

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, R5 and R6 shares, as applicable, of the Funds listed below:

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Growth and Income Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

The following information replaces in its entirety the information appearing in the ninth and tenth paragraphs under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS–Investment Strategies and Risks-Debt Investments–Municipal Securities” in the Statement of Additional Information:

“Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which a Fund may invest include derivative instruments such as residual interest bonds, tender option bonds (“TOBs”) or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the “TOB Trust”) that holds long-term fixed rate bonds, which are contributed by a Fund (the “underlying security”), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors (“Floaters”), and inverse floating residual interests, which are purchased by the Funds (“Residuals”). The Floaters have first priority on the cash flow from the bonds held by the TOB Trust and a Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity. The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of “leveraged” inverse floating rate obligations generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations. The use of short-term floating rate obligations may require the Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets.

A TOB transaction typically provides for the automatic termination or “collapse” of a TOB Trust upon the occurrence of mandatory tender events (“MTEs”) or tender option termination events (“TOTEs”), as defined in the TOB Trust agreements. MTEs and TOTEs include, among other events, a credit ratings downgrade of the underlying security below a specified level, a decrease in the market value of the underlying security below a specified amount, a bankruptcy of the liquidity provider, or the inability of the Floaters to be sold to third parties or, in the case of holders tending (or putting) such interests for repayment of principal, the inability to be remarketed to third parties. Following such an event, the underlying security is generally sold for current market value and the proceeds distributed to holders

ACST MSVK-SUP-3 080715

of the Floaters and Residuals, with the holder of the Residuals generally receiving the proceeds of such sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the TOB Trust only in an amount sufficient to ensure that holders of the Floaters receive the purchase price for their securities in connection with such termination of the TOB Trust, in which instance the Funds may have an obligation to reimburse the liquidity provider, as described below). The sale of the underlying security following such an event could be at an adverse price that might result in the loss by a Fund of a substantial portion, or even all, of its investment in the related Residuals. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain Residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from the occurrence of an MTE (“Liquidity Shortfall”). In connection with the occurrence of an MTE and the termination of the TOB Trust triggered thereby, the reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the Floaters issued by the TOB Trust. Under the standard terms of a TOB transaction, absent a reimbursement agreement, a Fund, as holder of the Residuals, would not be required to make such a reimbursement payment to the liquidity provider.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure compliance with the Volcker Rule, TOB market participants, including the Funds and the Adviser, have developed a new TOB structure wherein a Fund, as holder of the Residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed on behalf of a Fund by a third-party service provider. The Funds’ enhanced role under the new TOB structure may increase the Funds’ operational and regulatory risk. The new structure is substantially similar to the current structure. However, pursuant to the Volcker Rule the remarketing agent would not be able to repurchase tendered Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered Floaters. The TOB Trust, not a Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased Floaters now held by the TOB Trust. However, as previously described, a Fund would bear the risk of loss with respect to any Liquidity Shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Certain of the TOB Trusts that issue Residuals held by the Funds have been migrated to the new structure, and all of the TOB Trusts that issue Residuals held by the Funds will be required to do so by July 21, 2016 to ensure compliance with the terms of the Volcker Rule. There can be no assurances that the new TOBs structure will continue to be a viable option for leverage, or that all of the Residuals held by the Funds will continue to be held by the Funds as of the compliance date. Further, there can be no assurances that alternative forms of leverage will be available to a Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to a Fund and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the inverse floating rate obligation market and the municipal market generally is not yet certain.”